---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
---------------------------------------------

---------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------

---------------------------------------------
JUDGE: Honorable Mary F. Walrath
---------------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                    FOR THE MONTH  ENDING:   March 31, 1999
            FOR THE PERIOD:   March 1, 1999 through March 31, 1999

===============================================================================================

                                               Document        Previously      Explanation
Required Attachments                           Attached        Submitted        Attached

1. Tax Receipts                                  (X)              ( )             ( )

2. Bank Statements                               (X)              ( )             ( )

3. Most recently filed Income Tax                ( )              (X)             ( )
   Return

4. Most recent Annual Financial                  ( )              (X)             ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

 /s/ Thaddeus Bereday                                          Vice President & General Counsel
-------------------------------------------------------        --------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                  TITLE

Thaddeus Bereday                                                           5/13/99
-------------------------------------------------------        --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                            DATE

PREPARER:
                                                                 Former Assistant Controller,
 /s/ Lois A. Mannon                                              SmarTalk Teleservices, Inc.
-------------------------------------------------------        --------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                           TITLE

Lois Mannon                                                                5/13/99
-------------------------------------------------------        --------------------------------
PRINTED NAME OF PREPARER                                                     DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.
-----------------------------------------------------------------------------------------------

DEBTORS: WORLDWIDE DIRECT, INC., et al.          ACCRUAL BASIS - 2
----------------------------------------------

----------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------


                                                                   FIRST QUARTER
---------------------------------------------                      -----
COMPARATIVE  BALANCE  SHEET
---------------------------------------------

                                                MONTH         MONTH         MONTH
                                             -------------------------------------------
---------------------------------------------
ASSETS
----------------------------------------------------------------------------------------
    UNRESTRICTED CASH
----------------------------------------------------------------------------------------
    RESTRICTED CASH                           SEE ATTACHED ADDENDUM TO
----------------------------------------------------------------------------------------
1.  TOTAL CASH                                MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------
2.  ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------------
3.  INVENTORY
----------------------------------------------------------------------------------------
4.  NOTES RECEIVABLE
----------------------------------------------------------------------------------------
5.  PREPAID EXPENSES
----------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------
7.  TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------
8.  PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------
9.  LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION
----------------------------------------------------------------------------------------
10. PROPERTY,  PLANT &
    EQUIPMENT
----------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------
    AMORTIZATION (ATTACH LIST)
----------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
----------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
----------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
----------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------
30. POSTPETITION  CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------------
    DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------
31. TOTAL EQUITY
----------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                     ADDENDUM TO MONTHLY OPERATING REPORT
                    For the Period March 1 - March 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $105 million in cash and repayment of indebtedness and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

Under the terms of the Purchase Agreement, AT&T is required to prepare and deliver Closing Statements and a Purchase Price Adjustment Statement (in each case, as defined in the Purchase Agreement) to SMTK on or before May 15, 1999. The Closing Statements and the Purchase Price Adjustment Statement are subject to a 30-day review period by the Company and its representatives and become final and binding at the end of the 30-day review period, or if SMTK notifies AT&T of any disagreement upon the resolution of such disagreement pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Debtors intend to work closely with the Official Committee of Unsecured Creditors and their legal and financial advisors (collectively, the "Committee") to complete the review of the Closing Statements and the Purchase Price Adjustment Statement. As of the date of this consolidated monthly operating report, and although requested by SMTK, AT&T has not delivered the Closing Statements and the Purchase Price Adjustment Statement to the Debtors. Accordingly, certain financial information is omitted from the consolidated monthly operating report. When the March balance sheet and income statement and the Closing Statements and Purchase Price Adjustment Statement are finalized, the information contained therein will be submitted promptly to the Office of the United States Trustee and the United States Bankruptcy Court for the District of Delaware and made available to the Committee.

Because AT&T has not yet delivered the Closing Statements and the Purchase Price Adjustment Statement as described above, and because a significant portion of the Company's books and records were sold to AT&T, the Debtors do not possess the complete financial information necessary to determine the final adjusted purchase price. However, the following is a preliminary estimate of the anticipated loss resulting from the sale of substantially all of the Company's assets to AT&T. Actual final results could differ materially from those presented. Non-Debtor subsidiary information is included in this estimate.

     Aggregate consideration received (subject to adjustment)                $147,628,290 (1)

     Estimated book value of assets sold, net of liabilities assumed,        (271,820,248)
            and transaction costs                                            ------------


     Estimated loss on sale of assets                                       ($124,191,958)
                                                                            =============

----------------------


(1) Aggregate consideration:
 Cash received and indebtedness paid                          $107,628,290
  AT&T Promissory Note (subject to adjustment)                  40,000,000
                                                              ------------
 Total aggregate consideration                                $147,628,290
                                                              ============

     The foregoing estimate represents the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtor's obligation to file monthly operating reports).

------------------------------------------------------------------------------------------------
--------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                  ACCRUAL BASIS - 3
--------------------------------------------------

--------------------------------------------------
CASE NUMBERS: 99-108 to 99-127(MFW)                            FIRST QUARTER
--------------------------------------------------

--------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------
                                                  MONTH     MONTH     MONTH       QUARTER
                                               ---------------------------------

REVENUES                                                                           TOTAL
------------------------------------------------------------------------------------------
 1. GROSS REVENUES
------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS                SEE ATTACHED ADDENDUM TO
------------------------------------------------------------------------------------------
 3. NET REVENUE                              MONTHLY OPERATING REPORT
------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------
 4. BEGINNING INVENTORY
------------------------------------------------------------------------------------------
 5. ADD: PURCHASES
------------------------------------------------------------------------------------------
 6. LESS: ENDING INVENTORY
------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD
------------------------------------------------------------------------------------------
 8. GROSS PROFIT
------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------
 9. OFFICER/INSIDER COMPENSATION
------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
------------------------------------------------------------------------------------------
11. PAYROLL TAXES
------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
------------------------------------------------------------------------------------------
13. INSURANCE
------------------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSES
------------------------------------------------------------------------------------------
18. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE
------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------
19. NON-OPERATING INCOME (ATT. LIST)
------------------------------------------------------------------------------------------
20. NON-OPERATING EXPENSE (ATT. LIST)
------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------
28. INCOME TAX
------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                     ADDENDUM TO MONTHLY OPERATING REPORT
                    For the Period March 1 - March 31, 1999

On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $105 million in cash and repayment of indebtedness and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

Under the terms of the Purchase Agreement, AT&T is required to prepare and deliver Closing Statements and a Purchase Price Adjustment Statement (in each case, as defined in the Purchase Agreement) to SMTK on or before May 15, 1999. The Closing Statements and the Purchase Price Adjustment Statement are subject to a 30-day review period by the Company and its representatives and become final and binding at the end of the 30-day review period, or if SMTK notifies AT&T of any disagreement upon the resolution of such disagreement pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Debtors intend to work closely with the Official Committee of Unsecured Creditors and their legal and financial advisors (collectively, the "Committee") to complete the review of the Closing Statements and the Purchase Price Adjustment Statement. As of the date of this consolidated monthly operating report, and although requested by SMTK, AT&T has not delivered the Closing Statements and the Purchase Price Adjustment Statement to the Debtors. Accordingly, certain financial information is omitted from the consolidated monthly operating report. When the March balance sheet and income statement and the Closing Statements and Purchase Price Adjustment Statement are finalized, the information contained therein will be submitted promptly to the Office of the United States Trustee and the United States Bankruptcy Court for the District of Delaware and made available to the Committee.

Because AT&T has not yet delivered the Closing Statements and the Purchase Price Adjustment Statement as described above, and because a significant portion of the Company's books and records were sold to AT&T, the Debtors do not possess the complete financial information necessary to determine the final adjusted purchase price. However, the following is a preliminary estimate of the anticipated loss resulting from the sale of substantially all of the Company's assets to AT&T. Actual final results could differ materially from those presented. Non-Debtor subsidiary information is included in this estimate.

     Aggregate consideration received (subject to adjustment)                $147,628,290 (1)

     Estimated book value of assets sold, net of liabilities assumed,        (271,820,248)
            and transaction costs                                            ------------


     Estimated loss on sale of assets                                       ($124,191,958)
                                                                            =============

-------------------


(1) Aggregate consideration:
    Cash received and indebtedness paid                          $107,628,290
    AT&T Promissory Note (subject to adjustment)                   40,000,000
                                                                 ------------
      Total aggregate consideration                              $147,628,290
                                                                 ============

     The foregoing estimate represents the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtor's obligation to file monthly operating reports).

------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------            ACCRUAL BASIS - 4
 DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                          FIRST QUARTER
--------------------------------------------------------------------------------                  -----

                                                                                               Bank:  Wells Fargo
--------------------------------------------------------------------------------                      -------------
 CASE NUMBERS: 99-108 to 99-127 (MFW)                                                   Account no.:  4038-145157
--------------------------------------------------------------------------------                      -------------
                                                                                       Account type:  Operating
                                                                                                      -------------

 NOTE: ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE WELLS FARGO OPERATING ACCOUNT #4038-145157 FROM SMARTALK TELESERVICES, INC. CASE NUMBER 99-109.

------------------------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                                                  MONTH
 DISBURSEMENTS                                         -------------------------------------------------------------
                                                                               3/1/99 - 3/31/99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       1. CASH - BEGINNING OF MONTH                                                       $   (103,842)
------------------------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
       2. CASH SALES (FROM MERCHANT CARD RECHARGES)                                       $      -
------------------------------------------------------------------------------------------------------------------------------------
       3. COLLECTION OF ACCOUNTS RECEIVABLE                                               $  1,018,880
------------------------------------------------------------------------------------------------------------------------------------
       4. LOANS & ADVANCES                                                                $      -
------------------------------------------------------------------------------------------------------------------------------------
       5. SALE OF ASSETS                                                                  $      -
------------------------------------------------------------------------------------------------------------------------------------
       6. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
           LOCKBOX COLLECTIONS ON RECEIVABLES 3/01/99-3/31/99        $  2,879,706
------------------------------------------------------------------------------------------------------------------------------------
           TRANSFERS IN FROM SWEEP ACCOUNT 3/01/99-3/31/99*          $  6,373,422
------------------------------------------------------------------------------------------------------------------------------------
           TRANSFERS IN FROM AT&T * DIP                              $  6,300,000
------------------------------------------------------------------------------------------------------------------------------------
           VENDING DEPOSIT RECEIPTS                                  $     12,075
------------------------------------------------------------------------------------------------------------------------------------
           DIVIDEND INCOME RECEIPTS                                  $      9,168
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER                                                                     $ 15,574,371
------------------------------------------------------------------------------------------------------------------------------------
       7. TOTAL RECEIPTS                                                                  $ 16,593,251
------------------------------------------------------------------------------------------------------------------------------------
       8. TOTAL CASH AVAILABLE                                                            $ 16,489,409
------------------------------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
       1. CHECKS WRITTEN - 3/01/99-3/31/99 (SEE ATTACHED LIST)                            $  1,835,375
------------------------------------------------------------------------------------------------------------------------------------
       3. WIRE TRANSFERS - 3/01/99-3/31/99 (SEE ATTACHED LIST)                            $  8,312,516
------------------------------------------------------------------------------------------------------------------------------------
       5. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
           CASH TRANSFERS OUT TO PAYROLL ACCOUNT 3/31/99-3/31/99     $  1,115,474
------------------------------------------------------------------------------------------------------------------------------------
           CASH TRANSFERS OUT - 3/01/99-3/31/99*                     $  5,827,189
------------------------------------------------------------------------------------------------------------------------------------
           A/R RETURNS ADJUSTMENT                                    $        628
------------------------------------------------------------------------------------------------------------------------------------
           BANK CHARGES                                              $      1,695
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER                                                                     $  6,944,986
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                    $ 17,092,877
------------------------------------------------------------------------------------------------------------------------------------
          ENDING ACCOUNT BALANCE                                                          $   (603,468)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                         $  1,828,622
------------------------------------------------------------------------------------------------------------------------------------
          SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------
   ADD: TOTAL NON-DEBTOR CASH BALANCES                                                    $    444,187
------------------------------------------------------------------------------------------------------------------------------------
          NON-DEBTOR SUBSIDIARIES (Provided for informational
------------------------------------------------------------------------------------------------------------------------------------
            purposes only on a basis consistent with Debtors' previous
------------------------------------------------------------------------------------------------------------------------------------
            public financial reporting)  SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------
 END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 13)                           $  1,669,341
------------------------------------------------------------------------------------------------------------------------------------


 * CASH TRANSFERS line items represent inter-account transfers to other SMTK accounts including overnight sweep accounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
----------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.   ACCRUAL BASIS - 5

CASE NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------

--------------------------------------------------------------------------------
                                                MONTH         MONTH      MONTH
  ACCOUNTS RECEIVABLE AGING             ----------------------------------------
                                           March 31, 1999
--------------------------------------------------------------------------------
 1. 0 - 30 days old                     $    10,321,212
--------------------------------------------------------------------------------
 2. 31 - 60 days old                          5,155,449
--------------------------------------------------------------------------------
 3. 61 - 90 days old                          2,578,982
--------------------------------------------------------------------------------
 4. 91 + days old                            17,681,588
--------------------------------------------------------------------------------
 5. TOTAL ACCOUNTS RECEIVABLE                35,737,231
--------------------------------------------------------------------------------
 6. AMOUNT CONSIDERED UNCOLLECTIBLE           9,152,783
--------------------------------------------------------------------------------
 7. ACCOUNTS RECEIVABLE (NET)           $    26,584,448
--------------------------------------------------------------------------------

----------------------------------------
                                                MONTH:  March 31, 1999
      AGING OF POSTPETITION ACCOUNTS                   ---------------
                 PAYABLE
--------------------------------------------------------------------------------
                      0-30        31-60       61-90       91+
                      DAYS        DAYS        DAYS        DAYS        TOTAL
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE  $  412,038  $  105,947  $  8,253.00   $    -      $  526,238
--------------------------------------------------------------------------------

----------------------------------------
                                                MONTH:  March 31, 1999
     STATUS OF POSTPETITION TAXES                       ---------------

--------------------------------------------------------------------------------
                     BEGINNING      AMOUNT                  ENDING
                        TAX      WITHHELD AND/   AMOUNT      TAX      DELINQUENT
FEDERAL              LIABILITY    OR ACCRUED      PAID     LIABILITY     TAXES
--------------------------------------------------------------------------------
 1. WITHHOLDING**   $   50,545   $  140,916   $  191,461   $      -     $    -
--------------------------------------------------------------------------------
 2. FICA-EMPLOYEE** $   23,513   $   60,576   $   84,089   $      -     $    -
--------------------------------------------------------------------------------
 3. FICA-EMPLOYER** $   23,513   $   60,576   $   84,089   $      -     $    -
--------------------------------------------------------------------------------
 4. UNEMPLOYMENT    $      607   $      702   $    1,309   $      -     $    -
--------------------------------------------------------------------------------
 5. INCOME          $      -     $      -     $      -     $      -     $    -
--------------------------------------------------------------------------------
 6. OTHER (ATTACH
           LIST)    $      -     $      -     $      -     $      -     $    -
--------------------------------------------------------------------------------
 7. TOTAL FEDERAL
     TAXES          $   98,178   $  262,770   $  360,948   $      -     $    -
--------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------
 8. WITHHOLDING     $   16,750   $   44,104   $   60,854   $      -     $    -
--------------------------------------------------------------------------------
 9. SALES           $   89,835   $  233,270   $  100,765   $  222,340   $    -
--------------------------------------------------------------------------------
10. EXCISE          $  251,194   $  266,168   $  251,194   $  266,168   $    -
--------------------------------------------------------------------------------
11. UNEMPLOYMENT    $    3,997   $    6,305   $   10,302   $      -     $    -
--------------------------------------------------------------------------------
12. REAL PROPERTY   $      -     $      -     $      -     $      -     $    -
--------------------------------------------------------------------------------
13. PERSONAL
     PROPERTY       $      -     $      -     $      -     $      -     $    -
--------------------------------------------------------------------------------
14. OTHER - STATE
     DISABILITY     $       77   $      226   $      303   $      -     $    -
--------------------------------------------------------------------------------
15. TOTAL STATE &
     LOCAL          $  361,853   $  550,073   $  423,418   $  488,508   $    -
--------------------------------------------------------------------------------
16. TOTAL TAXES     $  460,031   $  812,843   $  748,366   $  488,508   $    -
--------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: Withholdings are produced and remitted directly by Automatic Data Processing (ADP) a third party payroll processor.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 DEBTORS: WORLDWIDE DIRECT, INC., et al.          ACCRUAL BASIS - 6
---------------------------------------------

---------------------------------------------
 CASE NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------

 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH:  March 31, 1999
-----------------------------------------------------                          ----------------
 BANK RECONCILIATIONS
                                                             Account # 1     Account # 2     Account # 3
------------------------------------------------------------------------------------------------------------------------
 A. BANK
------------------------------------------------------------------------------------------------------------------------
 B. ACCOUNT NUMBER                                                                                             TOTAL
------------------------------------------------------------------------------------------------------------------------
 C. PURPOSE (TYPE)
------------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK STATEMENT
------------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                    SEE ATTACHED BANK RECONCILIATIONS WITH
------------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                        SUPPORTING BANK STATEMENTS AND G/L DETAIL
------------------------------------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS
------------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
 INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF        TYPE OF        PURCHASE        CURRENT
 BANK ACCOUNT NAME & NUMBER                                   PURCHASE      INSTRUMENT        PRICE           VALUE
------------------------------------------------------------------------------------------------------------------------
    7.
------------------------------------------------------------------------------------------------------------------------
    8.
------------------------------------------------------------------------------------------------------------------------
    9.
------------------------------------------------------------------------------------------------------------------------
   10.
------------------------------------------------------------------------------------------------------------------------
   11.       TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
 CASH
------------------------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC. et al
-------------------------------------------------

-------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------

The debtor in possession must complete the
reconciliation below for each bank account,
including all general, payroll and tax accounts,
as well as all savings and investment accounts,
money market accounts, certificates of deposit,
government obligations, etc. Accounts with
restricted funds should be identified by placing
an asterisk next to the account number. Attach
additional sheets if necessary.
                                                        MONTH: March 31, 1999
--------------------------------------------------           ---------------------------------------------------------------------
BANK RECONCILIATIONS
                                                     Account #1       Account #2       Account #3     Account #4      Account #5
----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                            Wells Fargo      Wells Fargo      Wells Fargo    Wells Fargo     Wells Fargo
----------------------------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                  4091-382796      4091-382853      4091-382812    4311-782163     4311-781165
----------------------------------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                 Payroll (SMTK)  Payroll (Promo)   Payroll (GTI)  Payroll (Frntr)  Payroll (CQ)
----------------------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK ACCOUNT                               -                -               -                -               -
----------------------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                       -                -               -                -               -
----------------------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                    (223,859)               -          (5,968)               -         (16,918)
----------------------------------------------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)                  -                -               -                -               -
----------------------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                     (223,859)               -          (5,968)               -         (16,918)
----------------------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH: March 31, 1999
--------------------------------------------------           ---------------------------------------------------------------------
BANK RECONCILIATIONS
                                                     Account #6       Account #7       Account #8      Account #9
----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                            Wells Fargo      Wells Fargo      Wells Fargo    Deutsche Bank
----------------------------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                  4091-382846      4091-382770      4311-781405    106534I00008
----------------------------------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                Lockbox (Promo)   Lockbox (GTI)    Lockbox (Frntr)    Deposit
----------------------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK ACCOUNT                               -                -               -              500
----------------------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                       -                -               -                -
----------------------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                           -                -               -                -
----------------------------------------------------------------------------------------------------------------------------------
    4. OTHER RECON????? ITEMS (ATTACH LIST)                   -                -               -                -
----------------------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                            -                -               -              500
----------------------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH: March 31, 1999
--------------------------------------------------           -----------------------
BANK RECONCILIATIONS
                                                     Account #10      Account #11
A.  BANK:                                            Wells Fargo      Wells Fargo
------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                  4801-914201      4038-145199
------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                  Petty Cash    Lockbox (Direct)
------------------------------------------------------------------------------------
    1. BALANCE PER BANK ACCOUNT                            (358)             4,371
------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                       -                -
------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                           -                -
------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)                  -                -
------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                         (358)             4,371
------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              ACCRUAL BASIS - 6

-----------------------------------------------------------------------------------------------------------------------------------

  Account #12    Account #13   Account #14    Account #15   Account #16    Account #17    Account #18    Account #19    Account #20
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo    Wells Fargo      FNBO          I- Bank     Nations Bank   Wells Fargo    Wells Fargo      Firstar        Firstar
-----------------------------------------------------------------------------------------------------------------------------------
  4311-781082    4311-781124   384011304      301-0005659 0039 3394 3655  4091-382788   4091-390351     48646-8317     48887-2631
-----------------------------------------------------------------------------------------------------------------------------------
 Lockbox (CQ)   PPD Lockbox CQ Merchant Card     Vending      Vending    Lockbox (SMTK) Merchant Card   Commissions    Stock option
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          -            -      1,089,287        14,332          100,565            -               -             -             -
-----------------------------------------------------------------------------------------------------------------------------------
          -            -            -             -                -              -               -             -             -
-----------------------------------------------------------------------------------------------------------------------------------
          -            -            -             -                -              -               -             -             -
-----------------------------------------------------------------------------------------------------------------------------------
          -            -            -             -                -              -               -             -             -
-----------------------------------------------------------------------------------------------------------------------------------
          -            -      1,089,287        14,332          100,565            -               -             -             -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NON-DEBTOR SUBSIDIARIES
                                                                                          (Provided for informational purposes
                                                                                         only on a basis consistent with Debtors'
                                                                                              previous financial reporting)
-----------------------------------------------------------------------------------------------------------------------------------

 Account #21    Account #22   Account #23   Account #24      Account #25    Account #26
-----------------------------------------------------------------------------------------------------------------------------------
So. Cal. Bank     Firstar      Firstar        Firstar        Wells Fargo    Wells Fargo     Non-debtor    Non-debtor
-----------------------------------------------------------------------------------------------------------------------------------
   4124294       48894-0438   98024-6078     48894-0446      4038-145157    4417-843075        Cash          Cash        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
  Operating      Operating       Sweep     Lockbox (SMTK)     Operating    Sweep (Direct)     Canada          UK
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        -           (84)          12           4,674          (603,468)        848,363        432,249       12,927     1,903,369
-----------------------------------------------------------------------------------------------------------------------------------
        -            -           -               -                 -               -                                         -
-----------------------------------------------------------------------------------------------------------------------------------
        -            -           -               -                 -               -                                    (246,745)
-----------------------------------------------------------------------------------------------------------------------------------
        -            -           -               -                 -               -                                         -
-----------------------------------------------------------------------------------------------------------------------------------
        -           (84)          12           4,674          (603,468)        848,363        432,249       12,927     1,656,624
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

DEBTORS: WORLDWIDE DIRECT, INC. et al                     ACCRUAL BASIS - 6

-------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC. et al
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                       MONTH:  March 31, 1999
                                             ------------------

--------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

----------------------------------------------------------
                                                              DATE OF    TYPE OF               PURCHASE   CURRENT
BANK ACCOUNT NAME & NUMBER                                   PURCHASE   INSTRUMENT              PRICE      VALUE
----------------------------------------------------------------------------------------------------------------
7.  SUNTRUST COLLATERAL  Acct #:  236000923 & 236000924                 US T-Bills                 -          -
----------------------------------------------------------------------------------------------------------------
8.  US BANK CORPORATE TRUST - Escrow    Acct #:  98501430     Jul-98    Treasury Obligations   12,043     12,717
----------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                     12,717
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
CASH

----------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                              -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                 1,669,341
----------------------------------------------------------------------------------------------------------------

------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                    ACCRUAL BASIS - 7
------------------------------------------

------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------
                                                         MONTH: March 31, 1999
                                                                --------------

--------------------------------------------------------------------------------
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                                      TYPE OF           AMOUNT      UNPAID
            NAME                               POSITION                               PAYMENT            PAID       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
 1. Bereday, Thaddeus      Vice President, General Counsel, Asst. Sec.             Wages, Expenses      $19,668
----------------------------------------------------------------------------------------------------------------------------------
 2. Borocz, Joe            SmarTalk Senior Vice Pres. Of Marketing                 Wages, Expenses       18,278
----------------------------------------------------------------------------------------------------------------------------------
 3. Fess, Michelle         President, SmarTalk UK Ltd.                             Wages                  4,846
----------------------------------------------------------------------------------------------------------------------------------
 4. Grillo, Mark           Relative of insider Victor Grillo, Jr & employee        Wages                  3,981
----------------------------------------------------------------------------------------------------------------------------------
 5. Grillo, Victor, Jr.    President, SmarTalk Direct                              Wages, Expenses       24,167
----------------------------------------------------------------------------------------------------------------------------------
 6. Wooddell, Wayne        SmarTalk CFO                                            Wages, Expenses       21,663
----------------------------------------------------------------------------------------------------------------------------------
 7.
----------------------------------------------------------------------------------------------------------------------------------
 8.
----------------------------------------------------------------------------------------------------------------------------------
 9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL PAYMENTS TO INSIDERS                                                          $92,603
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
                             TYPE             DATE OF COURT
                              OF           ORDER AUTHORIZING                          AMOUNT               AMOUNT      TOTAL PAID
            NAME         PROFESSIONAL           PAYMENT                              APPROVED               PAID         TO DATE
----------------------------------------------------------------------------------------------------------------------------------
1. NOT APPLICABLE AS THERE WERE NO PAYMENTS MADE TO PROFESSIONALS DURING THE REPORTING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SCHEDULED            AMOUNTS
                                                                                      MONTHLY              PAID         TOTAL
                                                                                      PAYMENTS            DURING        UNPAID
                   NAME OF CREDITOR                                                     DUE                MONTH      POSTPETITION
----------------------------------------------------------------------------------------------------------------------------------
 1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
 2.
----------------------------------------------------------------------------------------------------------------------------------
 3.
----------------------------------------------------------------------------------------------------------------------------------
 4.
----------------------------------------------------------------------------------------------------------------------------------
 5.
----------------------------------------------------------------------------------------------------------------------------------
 6.
----------------------------------------------------------------------------------------------------------------------------------
 7.
----------------------------------------------------------------------------------------------------------------------------------
 8.
----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                         ACCRUAL  BASIS - 8
----------------------------------------------------------------------

----------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------------------

                                                                         MONTH:      March 31, 1999
                                                                               --------------------

----------------------------------------------------------------------
QUESTIONNAIRE
                                                                                                   YES        NO
--------------------------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
    BUSINESS DURING THIS REPORTING PERIOD?                                                                     X
  --------------------------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
    POSSESSION ACCOUNT?                                                                                        X
  --------------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
    RELATED PARTIES?                                                                                           X
  --------------------------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
    PERIOD?                                                                                         X
  --------------------------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                         X
----------------------------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
  --------------------------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                               X
  --------------------------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
  --------------------------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
  --------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                  X
  --------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                          X
  --------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
  --------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 4. Pursuant to an order of the bankruptcy court, the debtors satisfied
--------------------------------------------------------------------------------------------------------------------
    obligations on prepaid phonecards sold prior to the petition date.
--------------------------------------------------------------------------------------------------------------------
 5. Pursuant to a credit agreement, dated 1/19/99, with AT&T Corp., and as
--------------------------------------------------------------------------------------------------------------------
    authorized by the Final Order authorizing debtors to obtain post-petition
--------------------------------------------------------------------------------------------------------------------
    financing, entered by the bankruptcy court on April 5, 1999, the debtor's
--------------------------------------------------------------------------------------------------------------------
    received debtor-in-procession financing in the amount of $6,300,000 during
--------------------------------------------------------------------------------------------------------------------
    March 1999 from AT&T Corp.
--------------------------------------------------------------------------------------------------------------------
10. Pursuant to ordinary course business transactions with creditors in
--------------------------------------------------------------------------------------------------------------------
    accordance with standard payment terms, certain amounts were outstanding.
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                                     YES        NO
--------------------------------------------------------------------------------------------------------------------
 1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
    COVERAGES IN EFFECT?                                                                              X
--------------------------------------------------------------------------------------------------------------------
 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
--------------------------------------------------------------------------------------------------------------------
 3. PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------
                   TYPE OF                                                           PERIOD         PAYMENT AMOUNT
                    POLICY                                 CARRIER                   COVERED          & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------
 1. Directors & Officers Liability (A-side)          Executive Risk             12/11/98-10/22/99   $150,000 & annual
-----------------------------------------------------------------------------------------------------------------------------
 2. Directors & Officers Liability (A-side)          Reliance Insurance Co.     12/11/98-10/22/99   $105,000 & annual
-----------------------------------------------------------------------------------------------------------------------------
 3. Business Auto                                    Travelers Group            3/24/98-3/24/99     $8,109 & 10 month install
-----------------------------------------------------------------------------------------------------------------------------
 4. Boiler & Machinery                               Travelers Group            3/24/98-3/24/99     $1,500 & annual
-----------------------------------------------------------------------------------------------------------------------------
 5. Crime                                            Travelers Group            8/6/98-8/6/99       $3,587 & annual
-----------------------------------------------------------------------------------------------------------------------------
 6. Commercial Umbrella                              Travelers Group            3/24/98-3/24/99     $7,060 & 10 month install
-----------------------------------------------------------------------------------------------------------------------------
 7. Endorsements to Umbrella Policy                  Travelers Group            3/24/98-3/24/99     $2,741 & pre-payment
-----------------------------------------------------------------------------------------------------------------------------
 8. Kidnap & Ransom                                  Travelers Group            3/24/98-3/24/99     $1,133 & annual
-----------------------------------------------------------------------------------------------------------------------------
 9. Fiduciary Liability*                             Travelers Group            3/24/98-3/24/99     $1,002 & annual
-----------------------------------------------------------------------------------------------------------------------------
10. Worker's Compensation - Illinois*                Wausau                     3/24/98-3/24/99     $539 & annual
-----------------------------------------------------------------------------------------------------------------------------
11. Worker's Compensation - All Other States*        Wausau                     3/24/98-3/24/99     $34,860 & 10 month install
-----------------------------------------------------------------------------------------------------------------------------
12. Worker's Compensation - Administration Fee*      Picton Cavanaugh           3/24/98-3/24/99     $15,000 & 10 month install
-----------------------------------------------------------------------------------------------------------------------------
13. Endorsements to Worker's Compensation*           Wausau                     3/24/98-3/24/99     ($12,570) & pre-payment
-----------------------------------------------------------------------------------------------------------------------------
14. Commercial Package Policy                        Travelers Group            3/24/98-3/24/99     $36,962 & 10 month install
-----------------------------------------------------------------------------------------------------------------------------
15. Endorsements to Commercial Package Policy        Travelers Group            3/24/98-3/24/99     $643 & pre-payment
-----------------------------------------------------------------------------------------------------------------------------
16. Bond Premium                                     Harry Koch                 9/25/98-9/25/99     $500 & annual
-----------------------------------------------------------------------------------------------------------------------------
17. Business Auto                                    Travelers Group            3/24/99-3/24/00     $8,106 annual
-----------------------------------------------------------------------------------------------------------------------------
18. Boiler & Machinery                               Travelers Group            3/24/99-3/24/00     $1,547 annual
-----------------------------------------------------------------------------------------------------------------------------
19. Commercial Umbrella                              Travelers Group            3/24/99-3/24/00     $12,212 annual
-----------------------------------------------------------------------------------------------------------------------------
20. Kidnap & Ransom                                  Travelers Group            3/24/99-3/24/00     $1,133  annual
-----------------------------------------------------------------------------------------------------------------------------
21. Fiduciary Liability                              Travelers Group            3/24/99-3/24/00     $1,002  annual
-----------------------------------------------------------------------------------------------------------------------------
22. Worker's Compensation - Illinois*                Wausau                     3/24/99-3/24/00     $547 annual
-----------------------------------------------------------------------------------------------------------------------------
23. Worker's Compensation - All Other States*        Wausau                     3/24/99-3/24/00     $17,073 annual
-----------------------------------------------------------------------------------------------------------------------------
24. Worker's Compensation - Administration Fee*      Picton Cavanaugh           3/24/99-3/24/00     $15,000 annual
-----------------------------------------------------------------------------------------------------------------------------
25. Commercial Package Policy                        Travelers Group            3/24/99-3/24/00     $41,532 annual
-----------------------------------------------------------------------------------------------------------------------------

* Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

-----------------------------------------------------------------------------------------------------------------------------



DEBTORS: WORLDWIDE DIRECT, INC., et al.                                             ACCRUAL  BASIS - 9
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------------------------------------------

                                                            MONTH: March 31, 1999
                                                                   --------------


                                PERSONNEL*
-------------------------------------------------------------------------------------------  ----------
                                                                                  FULL TIME   PART TIME
-------------------------------------------------------------------------------------------  ----------
1. Total number of employees at beginning of period (as of 3/1/99)                   168         1
-------------------------------------------------------------------------------------------  ----------
2. Number of employees hired during the period                                        3          0
-------------------------------------------------------------------------------------------  ----------
3. Number of employees terminated or resigned during the period                       0          0
-------------------------------------------------------------------------------------------  ----------
4. Total number of employees on payroll at end of period (as of 3/31/99)             171         1
-------------------------------------------------------------------------------------------  ----------

-------------------------------------------------------------------------------------------  ----------

-------------------------------------------------------------------------------------------  ----------

* Employees included in personnel are employees of the debtors and, accordingly, employees of non-debtors are excluded.

--------------------------------------------------------------------------------
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